MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

STATUTORY BASIS FINANCIAL STATEMENTS

and Supplemental Schedules

December 31, 2020 and 2019

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

Page(s)

Report of Independent Auditors	1-2

Statutory Basis Statements of Admitted Assets, Liabilities, Capital Stock and Surplus	3

Statutory Basis Statements of Operations, Capital and Surplus	4

Statutory Basis Statements of Cash Flows	5

Notes to Statutory Basis Financial Statements	6-39

Supplemental Schedules:
Schedule 1 - Selected Financial Data	40-42
Schedule 2 - Investment Risk Interrogatories	43-45
Schedule 3 - Summary Investment Schedule	46
Schedule 4 - Reinsurance Disclosure Schedule	47-48

Report of Independent Auditors

To the Board of Directors of Monarch Life Insurance Company:

We have audited the accompanying statutory financial statements of Monarch Life Insurance Company (a wholly-owned subsidiary of Regal Reinsurance Company), which comprise the statutory basis statements of admitted assets, liabilities, capital stock and surplus as of December 31, 2020 and 2019, and the related statutory basis statements of operations, capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Company is currently in receivership. Our opinion is not modified in respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Selected Financial Data, Schedule of Investment Risk Interrogatories, Summary Investment Schedule, and Reinsurance Disclosure Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 26, 2021

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES,

CAPITAL STOCK AND SURPLUS

(in thousands, except per share amounts)

December 31,

Admitted assets	2020	2019
Cash and invested assets
Bonds	$331,414	$344,962
Mortgage loans	-	2
Other invested assets	280	295
Policy loans	51,866	53,878
Cash and short-term investments	5,489	5,266

Total cash and invested assets	389,049	404,403

Accrued investment income	6,354	6,590
Recoverable from reinsurers	5,286	5,729
Deferred and uncollected premiums	(292)	(414)
Federal income tax recoverable	-	2,168
Other admitted assets	45	35
Separate account assets	219,157	196,878

Total admitted assets	$619,599	$615,389

Liabilities
Reserves for life, annuity and accident and health policies	$385,038	$399,008
Policy and contract claims	2,971	3,188
Premiums received in advance	75	93
Interest maintenance reserve (IMR)	4,555	5,701
Accrued general expenses, commissions, and taxes, licenses and fees	1,421	1,497
Net transfers from separate accounts	(2,374)	(3,075)
Asset valuation reserve (AVR)	2,048	1,827
Federal income tax payable	3,656	4,387
Other liabilities	2,153	2,079
Separate account liabilities	219,157	196,878

Total liabilities	618,700	611,583

Capital stock and surplus
Capital stock, par value $1.00 per share:
Authorized - 7,008,600 shares
Issued and outstanding - 6,007,730 shares	6,008	6,008
Surplus notes	1,500	1,500
Paid-in and contributed surplus	34,887	34,887
Unassigned surplus	(41,496)	(38,590)

Total capital stock and surplus	899	3,805

Total liabilities, capital stock and surplus	$619,599	$615,389

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF OPERATIONS, CAPITAL AND SURPLUS

(in thousands)

For the years ended December 31,

	2020	2019
Income
Premiums, net of reinsurance	$2,052	$2,819
Net investment income (including IMR amortization)	23,088	24,270
Commissions & expense allowances on reinsurance ceded	792	960
Separate account charges	1,732	1,698

Total income	27,664	29,747

Current and future benefits
Death benefits and matured endowments	12,068	16,029
Annuity benefits and payments on supplementary contracts	12,833	17,924
Disability and accident and health benefits	20,954	22,229
Surrender benefits	7,247	7,593
Interest and adjustments on policy and contract funds	660	882
Decrease in reserves for life, accident and health and other policies, net of reinsurance	(13,309)	(20,927)

Total current and future benefits	40,453	43,730

Operating expenses
Commissions	193	242
General insurance expenses	5,411	5,385
Insurance taxes, licenses and fees	453	520
Other	(24)	8

Total operating expenses	6,033	6,155

Net transfers from separate accounts	(16,160)	(20,017)

Operating loss before federal income taxes	(2,662)	(121)
Federal income tax	-	-

Operating loss	(2,662)	(121)
Net realized capital loss, net of income taxes and amounts transferred to IMR	-	(488)

Net loss	(2,662)	(610)
Change in non-admitted assets	(656)	0
Change in AVR	(221)	156
Prior years’ variable life reinsurance recoverable adjustment	656	-
Other changes, net	(24)	(19)

Net decrease in capital and surplus	(2,906)	(473)
Capital and surplus, beginning of year	3,805	4,278

Capital and surplus, end of year	$899	$3,805

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2020	2019
Cash flows from operations:
Insurance income	$1,910	$2,441
Net investment income	22,645	23,903
Other income	2,552	2,726
Benefits paid	(53,057)	(63,379)
Commissions and operating expenses paid	(6,133)	(6,315)
Net transfers from separate accounts	16,858	19,899
Federal income taxes recovered	1,437	2,899

Net cash used in operations	(13,788)	(17,826)

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	15,106	29,707
Mortgage loans	2	9
Other invested assets	15	22
Cost of investments acquired:
Bonds	(1,990)	(10,941)
Net decrease in policy loans	2,011	2,641

Net cash provided by investing activities	15,144	21,438

Cash flows from financing activities:
Net payments on deposit-type contracts and other insurance liabilities	(1,186)	(3,148)
Other cash provided (applied)	53	(719)

Net cash flows used in financing activities	(1,133)	(3,867)

Net increase (decrease) in cash and short-term investments	223	(255)

Cash and short-term investments:
Beginning of year	5,266	5,521

End of year	$5,489	$5,266

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 1-ORGANIZATION AND BUSINESS

Monarch Life Insurance Company (Monarch Life) was incorporated in 1901 and is domiciled in Massachusetts. Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re), formerly Monarch Capital Corporation (Monarch Capital). On September 23, 1992, pursuant to a reorganization under Chapter 11 of the Federal Bankruptcy Code, Monarch Capital was reorganized and emerged from bankruptcy as a Massachusetts reinsurer, Regal Re. Regal Re is owned by Monarch Capital’s pre-bankruptcy secured and unsecured creditors.

On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).

A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Regal Re and Monarch Life in the Commissioner.

Some state insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Business Plan

Monarch Life’s business plan calls for the continuation of efforts to further stabilize the financial condition of Monarch Life and to effectively manage Monarch Life’s existing blocks of inforce business. The major operating strategies will continue to be focused on disability income insurance claims, general operating expenses, and management of the investment portfolio.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 1-ORGANIZATION AND BUSINESS-continued

Risks Inherent in the Business Plan

Management believes certain events and conditions that could be adverse to Monarch Life have been adequately considered in preparing the business plan. However, there are a number of risks that are beyond management’s control which would impair management’s ability to successfully implement the business plan, including the following:

(1)	Disability Income Insurance Business

Monarch Life has experienced losses from its disability income insurance operations in most years. Monarch Life no longer writes new business and is in a run-off mode. Expense levels, persistency, and loss ratios are expected to exhibit continuing volatility. Monarch Life has strengthened its disability income insurance claim reserves several times in recent years. However, it is difficult to determine the ultimate losses resulting from underpricing, liberal underwriting, and optimistic investment assumptions used at the time the policies were written.

(2)	Persistency, Morbidity and Mortality

Management may be unable to maintain or improve persistency, claim ratios, and operating results in the disability income insurance business. Should poor persistency or mortality in the variable life insurance business develop, anticipated profits from this line of business could be adversely impacted.

(3)	Interest Rates

Except for a small amount of deferred annuity business, Monarch Life’s policy liabilities are relatively insensitive to interest rate changes and are not exposed to such risks as disintermediation. However, given the current low level of interest rates, reinvestment rates will continue to be a concern as proceeds are received and reinvested.

(4)	Expenses

Monarch Life has been successful in managing expenses and unit costs in most previous years by continuing to reevaluate all of its internal processes and activities, as well as its relationships with outside service providers and costs related to other vendors. Additionally, in recent years, management has been able to keep annual expense levels relatively stable, in part by strategic personnel reductions and compensation modifications. In April 2011, management implemented an across-the-board decrease in salaries and suspensions of certain employee benefits. However, Monarch Life remains subject to increasing economic pressures that continue to challenge its ability to sustain meaningful economies of scale and it may be unable to maintain these unit cost and expense levels.

(5)	Assets

Monarch Life invests the majority of its general account assets in investment grade corporate bonds. Although credit risk is relatively low for this asset class, rating downgrades and defaults are possible which could have a material impact on results. Additionally, Monarch Life has a portion of its bond portfolio invested in structured mortgage-backed securities. During an extended period of low interest rates, cash flows may be received sooner than expected and reinvestment risks associated with a low interest rate environment could be a concern.

(6)	Separate Account Fund Performance

Monarch Life’s profits on the variable life business are derived from fees that are charged to variable life policies. Much of the fee income is calculated as a percentage of policyholder separate account fund values. Should unfavorable fund performance occur, anticipated profits from this line of business could be adversely impacted.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts and the Massachusetts Division of Insurance (the Division). The Division requires that insurance companies domiciled in the Commonwealth of Massachusetts prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC) Statutory Accounting Principles (SAP). To the extent such practices vary from accounting principles generally accepted in the United States of America (GAAP), the differences are noted below.

Preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue and Expenses

Premiums on ordinary life business are recognized as revenue when due. Premiums on accident and health business are recognized pro-rata over the life of the policies and the unexpired portion of premiums reflected are reported as an unearned premium liability, a portion of which is included in the “Premiums received in advance” line item. Premiums are recorded net of ceded reinsurance.

Commissions and expense allowances on reinsurance ceded are recognized as income when due rather than deferred and amortized over the terms of the respective reinsurance agreements, as would be the case under GAAP.

Policy Liabilities

Liabilities for policy and contract claims are established at amounts estimated to cover current and future benefits. Estimates of incurred and unreported claims are based on past experience. Policy reserves are based on statutory mortality and morbidity tables and interest assumptions rather than on the basis of the mortality, morbidity, interest, and withdrawal assumptions anticipated by Monarch Life when the policies were issued, as would be used under GAAP. The life reserves are based primarily on the 1980 CSO and CET tables at 4% and the 1958 CSO table at 4 1/2%. The annuity reserves are calculated in accordance with the Commissioner’s Annuity Reserve Valuation Methodology (CARVM) and either the 1983 IAM, 1983 GAM, Annuity 2000, or 2012 IAR tables at various interest rates. The health reserves are based primarily on the 1985 CIDA, the 1985 CIDC, the 1964 CDT, and the 1941, 1958, and 1980 CSO tables at interest rates ranging from 2 1/2% to 5 1/2%.

Life insurance policies, for substandard lives, are charged an extra premium. Reserves for substandard policies are calculated as appropriate multiples of standard reserves.

Certain annuity contracts were priced with substandard loadings in the form of percentages and/or extra deaths. The respective reserves are calculated using 75% of these loadings.

The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula, as described in the NAIC Annual Statement Instructions.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Non-Admitted Assets

Certain assets (designated as “non-admitted assets”), principally assets with uncertain recoverability and agents’ balances, are excluded from the statements of admitted assets, liabilities, capital stock and surplus and are charged to unassigned surplus. Under GAAP, such assets would be recorded at net realizable value.

Interest Maintenance Reserve/Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) is maintained to capture certain realized gains and losses, net of federal income tax, on fixed income investments resulting from changes in interest rates. The IMR requires that these gains and losses be deferred and amortized to income over the stated or expected maturity of the disposed investment. The Asset Valuation Reserve (AVR) requires a reserve on invested assets to provide for the overall risks of asset credit or default losses. IMR and AVR would not be recorded under GAAP.

Investments

Investments are valued in accordance with methods prescribed by the NAIC. Short-term investments and bond investments are generally carried at amortized cost. Bonds that are considered other-than-temporarily impaired or deemed ineligible to be carried at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at fair value. Loan-backed bonds and structured securities are carried at amortized cost, maintaining a level yield using the scientific method. The retrospective adjustment method is used in revaluing loan-backed bonds and structured securities taking into account anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models. A third party pricing service is used in determining the fair value of the loan-backed bonds and structured securities. Preferred stocks are generally carried at cost. However, preferred stock of Monarch Life’s parent company, Regal Re, is carried at zero. Common stocks are carried at fair value. However, common stock of certain Monarch Life wholly-owned subsidiaries has been non-admitted.

Unrealized gains and losses on investments are credited or charged directly to unassigned surplus rather than being included in net income. Realized gains and losses on investments are recognized in net operating income, net of federal income taxes and amounts transferred to IMR. If it is determined that a decline in the fair value of a bond is other-than-temporary, the cost basis of the bond is written down to fair value as a new cost basis, and the amount of the write down is accounted for as a realized loss.

Under GAAP, investments in debt securities would be classified as held-to-maturity, available-for-sale, or trading securities, and the accounting treatment would be different for each category. Securities classified as held-to-maturity would be recorded at amortized cost. Securities classified as available-for-sale would be recorded at fair value, and unrealized gains and losses would be reported net of deferred income taxes as a separate component of shareholders’ equity. Securities classified as trading securities would also be recorded at fair value, and unrealized gains and losses would be recorded in earnings. Impaired held-to-maturity and available-for-sale securities would be written down to fair value, which would become the new cost basis.

Ownership interests in limited partnerships are carried at the lower of cost or estimated fair value.

Mortgage loans in good standing are carried at the aggregate unpaid principal balance. Mortgage loans delinquent greater than 90 days (of which there were none at either year end) are carried at the lower of the unpaid principal balance or the estimated fair value of the underlying collateral. Monarch Life’s last remaining mortgage loan was paid off in 2020.

Policy loans are carried at unpaid principal balances, plus accrued interest.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Changes in the carrying amounts of Monarch Life’s wholly-owned subsidiaries are credited or charged directly to unassigned surplus rather than being included in net income. Distributions from subsidiaries are included in net income. Under GAAP, wholly-owned subsidiaries would be presented on a consolidated basis.

Separate Accounts

The separate account assets and liabilities reported in the accompanying statements of admitted assets, liabilities, capital stock and surplus represent funds that are separately administered for variable life insurance policies and variable annuity contracts, and for which the policyowners and contract owners, rather than Monarch Life, bear the investment risk.

Separate account assets represent funds deposited by separate account policyowners and contract owners, segregated into accounts with specific investment objectives. The assets are carried at fair value. An offsetting liability is maintained to the extent of policyowners’ and contract owners’ interests in the assets.

Policyowners’ and contract owners’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in Monarch Life’s net income.

Transfers from separate accounts represent the net of premium and benefit activity between the separate accounts and Monarch Life’s general account, and deferred policy loading and other charges assessed the separate accounts and/or the policyowners and contract owners.

Reinsurance

The policy liabilities in the statements of admitted assets, liabilities, capital stock and surplus are reported net of reinsurance on unpaid losses. Under GAAP, the statements would be shown gross of reinsurance.

Pension and Other Postretirement Benefits

Monarch Life offered employer paid life insurance benefits, as described in Note 12, to certain retirees. NAIC SAP requires that the expected future cost of providing postretirement benefits be accrued during the related service period instead of when the benefits are paid and also provides a choice of options for recognizing the benefit obligation. Monarch Life has elected to record the entire liability for the expected future cost of the benefit obligation.

Surplus Notes

Monarch Life has surplus notes outstanding (issued September 23, 1992, with a stated maturity of September 23, 1997) with the Holders, as described in Note 1, with face amounts totaling $1.5 million. The surplus notes had interest rates of 1.06% at December 31, 2020 and 2.94% at December 31, 2019. Interest on the notes is reset at six month intervals. Payment of interest and repayment of principal are not payable and cannot be paid without prior approval of the Commissioner. There have been no payments approved to date.

Interest on a surplus note is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus note, and accordingly, is not reflected in these financial statements. Under GAAP, a surplus note would be reflected as a liability and interest expense would be accrued in accordance with the terms of the note.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Subsequent Events

Management is not aware of any event that occurred subsequent to the balance sheet date for these financial statements which would have had a material effect on the financial condition of Monarch Life. In preparing these financial statements Monarch Life has evaluated events that occurred between the balance sheet date and April 26, 2021.

Fair Value Measurement

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. Monarch Life’s financial assets have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Level 1

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Level 2

Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if Monarch Life determines that unobservable inputs are insignificant. Level 2 assets primarily include corporate bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates.

Level 3

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect Monarch Life’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Federal Income Taxes

Deferred income taxes are provided for differences in the values of assets and liabilities for financial statement reporting purposes and for federal income tax purposes, except that the amount of deferred tax assets that can be admitted is subject to limitation.

Monarch Life has certain temporary differences that may generate future tax deductions. These temporary differences primarily relate to basis differences in reserves, investments, non-deductible accruals, and carryforward items.

The valuation of deferred tax assets requires judgement in assessing the likely future tax consequences of events that have been recognized in Monarch Life’s financial statements or tax returns and future profitability. Monarch Life’s accounting for deferred tax consequences represents the best estimate of those future events. Changes in Monarch Life’s current estimates, due to unanticipated events or otherwise, could have a material impact on the financial condition and results of operations.

In assessing the need for a valuation allowance, Monarch Life considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets. If, based on the weight of available evidence, it is more likely than not the deferred tax assets will not be realized, Monarch Life records a valuation allowance. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Statement of Statutory Accounting Principles (SSAP) 101, “Income Taxes” (SSAP 101), states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, Monarch Life maintained a full valuation allowance on the deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance.

Monarch Life and its noninsurance subsidiaries are included in the consolidated life/non-life federal income tax return of Regal Re, its parent. Based on a written tax allocation agreement entered into on September 23, 1992, federal income taxes are allocated first within the life and the non-life subgroups and then to each member company within the respective subgroup with taxable income based upon the ratio of that member’s separate taxable income to the total taxable income of all members with taxable income.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES

Monarch Life’s major categories of reserves for life, annuity, and accident and health policies (excluding separate accounts) at December 31, are summarized below:

	2020	2019
Life insurance:	(in thousands)
Issued January 1, 1975 and later- 1958 Commissioners Standard Ordinary (CSO), 4 1/2%	$14,227	$14,783
1980 CSO, 4%	14,809	15,117
1980 Commissioners Extended Term (CET), 4%	20,384	22,157
Various	7,893	7,601
Issued before January 1, 1975-Various	490	513

Total life insurance	57,803	60,171

Accident and health:
Active life	14,930	19,283
Claim	362,585	387,584

Total accident and health	377,515	406,867

Annuities	123,327	124,905
Disability	448	469
Deposit type contracts	46,892	47,553
Supplementary contracts with life contingencies	1,253	1,351
All other	1,421	1,554

Total before reinsurance ceded	608,659	642,870
Less reinsurance ceded	223,621	243,862

Reserves for life, annuity, and accident and health policies	$385,038	$399,007

Monarch Life issued certain annuities and supplementary contracts with and without life contingencies. The statement value and fair value of the liabilities for these policies are $171.2 million and $174.4 million, respectively, at December 31, 2020, and $173.6 million and $178.6 million, respectively, at December 31, 2019. The fair value of the deferred annuities is their account value. The fair value of the immediate annuities and supplementary contracts was estimated as the present value of future cash flows using reasonable assumptions for mortality and discounted at 5.75% at both December 31, 2020 and 2019.

At both December 31, 2020 and 2019, Monarch Life had $44.2 million related to premium deficiency reserves included in reserves for accident and health policies. Monarch Life had $39.9 million and $0.7 million related to premium deficiency reserves included in reserves for annuity contracts and for life insurance policies, respectively, at both December 31, 2020 and 2019. Monarch Life does consider anticipated investment income when calculating premium deficiency reserves.

Monarch Life waives deduction of deferred fractional premium upon death of the insured and, for policies issued since 1963, returns any portion of the final premium paid beyond the date of death.

At December 31, 2020 and 2019 respectively, Monarch Life had $0.3 million and $0.5 million of life insurance inforce for which the gross premium is less than the net premium according to the valuation standards set by the Commonwealth of Massachusetts.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

                                                     At December 31, 2020

                                                     (in thousands - except for percentages)

A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-	$-	0%
b. At book value less current surrender charge of 5% or more	-	-	-	-	0%
c. At fair value	-	-	269	269	0%

d. Total with adjustment or at fair value	-	-	269	269	0%
e. At book value without adjustment (minimal or no charge or adjustment	2,100	-	-	2,100	2%
2. Not subject to discretionary withdrawal	120,096	-	-	120,096	98%

3. Total (gross dire. + assumed)	122,196	-	269	122,465	100%

4. Reinsurance ceded	3	-	-	3

5. Total (net)* (3) – (4)	$122,193	$-	$269	$122,462

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-	$-

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics-continued

                                                     At December 31, 2019

                                                     (in thousands - except for percentages)

A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-	$-	0%
b. At book value less current surrender charge of 5% or more	-	-	-	-	0%
c. At fair value	-	-	195	195	0%

d. Total with adjustment or at fair value	-	-	195	195	0%
e. At book value without adjustment (minimal or no charge or adjustment	2,067	-	-	2,067	2%
2. Not subject to discretionary withdrawal	121,271	-	-	121,271	98%

3. Total (gross dire. + assumed)	123,338	-	195	123,532	100%

4. Reinsurance ceded	4	-	-	4

5. Total (net)* (3) – (4)	$123,334	$-	$195	$123,529

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-	$-

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

                                                     At December 31, 2020

                                                     (in thousands - except for percentages)

B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-	$-	0%
b. At book value less current surrender charge of 5% or more	-	-	-	-	0%
c. At fair value	-	-	-	-	0%

d. Total with adjustment or at fair value	-	-	-	-	0%
e. At book value without adjustment (minimal or no charge or adjustment	-	-	-	-	0%
2. Not subject to discretionary withdrawal	2,384	-	-	2,384	100%

3. Total (gross dire. + assumed)	2,384	-	-	2,384	100%

4. Reinsurance ceded	-	-	-	-

5. Total (net)* (3) – (4)	$2,384	$-	$-	$2,384

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-	$-

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

                                                     At December 31, 2019

                                                     (in thousands - except for percentages)

B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-	$-	0%
b. At book value less current surrender charge of 5% or more	-	-	-	-	0%
c. At fair value	-	-	-	-	0%

d. Total with adjustment or at fair value	-	-	-	-	0%
e. At book value without adjustment (minimal or no charge or adjustment	-	-	-	-	0%
2. Not subject to discretionary withdrawal	2,919	-	-	2,919	100%

3. Total (gross dire. + assumed)	2,919	-	-	2,919	100%

4. Reinsurance ceded	-	-	-	-

5. Total (net)* (3) – (4)	$2,919	$-	$-	$2,919

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-	$-

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

                                                     At December 31, 2020

                                                     (in thousands - except for percentages)

C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-		$0%
b. At book value less current surrender charge of 5% or more	11	-	-	11	0%
c. At fair value	-	-	-	-	0%

d. Total with adjustment or at fair value	11	-	-	11	0%
e. At book value without adjustment (minimal or no charge or adjustment	46,656	-	-	46,656	100%
2. Not subject to discretionary withdrawal	224	-	-	224	0%

3. Total (gross dire. + assumed)	46,891	-	-	46,891	100%

4. Reinsurance ceded	224	-	-	224

5. Total (net)* (3) – (4)	$46,667	$-	$-	$46,667

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-	$-

      Reconciliation of total annuity actuarial reserves and deposit fund liabilities

D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)	$123,328
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	1,249
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1	46,667

4. Subtotal	$171,244

5. Separate Accounts Annual Statement Exhibit 3, Line 0299999, Column 2	269
6. Exhibit 3, Line 0399999, Column 2	-
7. Policyholder dividend and coupon accumulation	-
8. Policyholder Premiums	-
9. Guaranteed interest contracts	-
10. Other contract deposit funds	-

11. Subtotal	269

12. Combined Total	$171,513

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

                                     At December 31, 2019

                                         (in thousands - except for percentages)

C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total		% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$-	$-	$-	$		0%
b. At book value less current surrender charge of 5% or more	11	-	-		11	0%
c. At fair value	-	-	-		-	0%

d. Total with adjustment or at fair value	11	-	-		11	0%
e. At book value without adjustment (minimal or no charge or adjustment	47,318	-	-		47,318	100%
2. Not subject to discretionary withdrawal	224	-	-		224	0%

3. Total (gross dire. + assumed)	47,553	-	-		47,553	100%

4. Reinsurance ceded	224	-	-		224

5. Total (net)* (3) – (4)	$47,329	$-	$-		$47,329

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$-	$-	$-		$-

Reconciliation of total annuity actuarial reserves and deposit fund liabilities

D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)	$124,905
2. Exhibit 5, Supplementary Contracts with Life
Contingencies Section, Total (net)	1,346
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1	47,329

4. Subtotal	$173,582

5. Separate Accounts Annual Statement
Exhibit 3, Line 0299999, Column 2	195
6. Exhibit 3, Line 0399999, Column 2	-
7. Policyholder dividend and coupon accumulation	-
8. Policyholder Premiums	-
9. Guaranteed interest contracts	-
10. Other contract deposit funds	-

11. Subtotal	195

12. Combined Total	$173,777

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	At December 31, 2020
	(in thousands)

	General Account			Separate Account – Nonguaranteed

	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$891	$891	$891	$-	$-	$-
(2) Universal life	-	-	-	-	-	-
(3) Universal life with secondary guarantees	-	-	-	-	-	-
(4) Indexed universal life	-	-	-	-	-	-
(5) Indexed universal life secondary guarantees	-	-	-	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	1,303	1,303	1,303	-	-	-
(8) Variable life	53,126	53,126	53,828	216,514	216,514	216,514
(9) Variable universal life	-	-	-	-	-	-
(10) Miscellaneous reserves	-	-	-	-	-	-

B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	-	-	1,781	-	-	-
(2) Accidental death benefit	-	-	1	-	-	-
(3) Disability - active lives	-	-	6	-	-	-
(4) Disability - disabled lives	-	-	441	-	-	-
(5) Miscellaneous reserves	-	-	1,421	-	-	-

C. Total (Gross: direct + assumed)	55,320	55,320	59,672	216,514	216,514	216,514

D. Reinsurance ceded	781	781	2,559	897	897	-

E. Total (net) (C) - (D)	$54,539	$54,539	$57,113	$215,617	$215,617	$216,514

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2020
(in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$55,306
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	-
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	4
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	384
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,420

(6) Subtotal (Lines (1) thru (5))	$57,114

Separate Accounts Annual Statement
(7) Exhibit 3, Line 0199999, Column 2	$216,514
(8) Exhibit 3, Line 0499999, Column 2	-
(9) Exhibit 3, Line 0599999, Column 2	-

(10) Subtotal, (Lines (7) through (9)	$216,514

(11) Combined Total ((6) and (10))	$273,628

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics-continued

	At December 31, 2019
	(in thousands)

	General Account			Separate Account – Nonguaranteed

	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$889	$889	$889	$-	$-	$-
(2) Universal life	-	-	-	-	-	-
(3) Universal life with secondary guarantees	-	-	-	-	-	-
(4) Indexed universal life	-	-	-	-	-	-
(5) Indexed universal life secondary guarantees	-	-	-	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	1,323	1,323	1,323	-	-	-
(8) Variable life	55,375	55,375	56,082	193,561	193,561	193,561
(9) Variable universal life	-	-	-	-	-	-
(10) Miscellaneous reserves	-	-	-	-	-	-

B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	-	-	1,877	-	-	-
(2) Accidental death benefit	-	-	1	-	-	-
(3) Disability - active lives	-	-	7	-	-	-
(4) Disability - disabled lives	-	-	461	-	-	-
(5) Miscellaneous reserves	-	-	1,554	-	-	-

C. Total (Gross: direct + assumed)	57,587	57,587	62,194	193,561	193,561	193,561

D. Reinsurance ceded	828	828	2,733	721	721	-

E. Total (net) (C) - (D)	$56,759	$56,759	$59,461	$192,839	$192,839	$193,561

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2019
(in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$57,499
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	-
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	6
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	403
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,553

(6) Subtotal (Lines (1) thru (5))	$59,461

Separate Accounts Annual Statement
(7) Exhibit 3, Line 0199999, Column 2	$193,561
(8) Exhibit 3, Line 0499999, Column 2	-
(9) Exhibit 3, Line 0599999, Column 2	-

(10) Subtotal, (Lines (7) through (9)	$193,561

(11) Combined Total ((6) and (10))	$253,022

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 3-POLICY LIABILITIES-continued

Direct Business Written and Reinsurance

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2020	2019
	(in thousands)
Direct premiums	$7,316	$8,786
Reinsurance assumed from non-affiliates	168	192
Reinsurance ceded to non-affiliates	(5,432)	(6,411)

Net premiums	$2,052	$2,567

Direct benefits and payments	$91,484	$104,358
Reinsurance assumed from non-affiliates	569	498
Reinsurance ceded to non-affiliates	(46,197)	(48,674)

Net benefits and payments	$45,856	$56,182

Direct liability for policy and contract claims	$5,951	$5,206
Reinsurance assumed from non-affiliates	154	140
Reinsurance ceded to non-affiliates	(3,134)	(2,158)

Net liability for policy and contract claims	$2,971	$3,188

Liability for Unpaid Claims and Claim Reserves

Activity in the liability for unpaid accident and health claims, claim adjustment expenses and related legal expenses is summarized below:

	2020	2019
	(in thousands)

Balance at January 1	$390,532	$423,362
Less reinsurance recoverables	232,075	254,386

Net balance at January 1	158,457	168,976

Amount incurred related to:
Current year	4,723	5,142
Prior years	9,089	7,561

Total incurred	13,812	12,703

Amount paid related to:
Current year	671	800
Prior years	20,628	22,421

Total paid	21,299	23,221

Net balance at December 31	150,971	158,457
Plus reinsurance recoverables	215,938	232,074

Balance at December 31	$366,909	$390,532

The 2020 and the 2019 change in incurred liability, related to prior years, resulted from tabular interest and unfavorable claim termination experience.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair values of Monarch Life’s investments in bonds by classification at December 31 are as follows:

		Gross		Estimated
	Carrying	Unrealized		Fair
2020	Value	Gains	Losses	Value
		(in thousands)
Bonds:
U.S. Treasury and other U.S. Government obligations	$33,274	$10,937	$-	$44,211
Foreign Government	8,902	2,419	-	11,321
Industrial and miscellaneous	265,318	79,860	94	345,084
Mortgage-backed	23,920	3,702	-	27,622

Total bonds	$331,414	$96,918	$94	$428,238

		Gross		Estimated
	Carrying	Unrealized		Fair
2019	Value	Gains	Losses	Value
		(in thousands)
Bonds:
U.S. Treasury and other U.S. Government obligations	$31,252	$8,906	$32	$40,126
Foreign Government	12,013	2,648	-	14,661
Industrial and miscellaneous	274,673	59,592	16	334,249
Mortgage-backed	27,023	2,853	-	29,876

Total bonds	$344,961	$73,999	$48	$418,912

A substantial majority of bonds are not intended to be sold in the normal course of business; therefore, care should be exercised in drawing any conclusions from the estimated fair value of bonds.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS-continued

Estimated fair values and gross unrealized losses (by time period over which the investment has been in an unrealized loss position) of bonds at December 31 are shown below:

	Less than 12 Months		12 months or greater		Total
	Estimated	Gross	Estimated	Gross	Estimated	Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
2020			(in thousands)
Bonds
U.S. Government	$-	$-	$-	$-	$-	$-
Foreign Government	-	-	-	-	-	-
Industrial and miscellaneous	189	1	437	93	626	94
Mortgage-backed securities	-	-	-	-	-	-

Total bonds	$189	$1	$437	$93	$626	$94

2019
Bonds
U.S. Government	$-	$-	$1,316	$22	$1,316	$22
Foreign Government	-	-	-	-	-	-
Industrial and miscellaneous	3,864	14	518	12	4,382	26
Mortgage-backed securities	-	-	-	-	-	-

Total bonds	$3,864	$14	$1,834	$34	$5,698	$48

Monarch Life writes down, to fair value, any security that is classified as other-than-temporarily impaired. During 2020 and 2019, no securities were classified as other-than-temporarily impaired.

The carrying value and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities based upon sinking fund schedules, put options and because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Value	Value
Bonds:	(in thousands)
Due in one year or less	$11,757	$12,005
Due after one year through five years	48,986	57,720
Due after five years through ten years	83,760	108,731
Due after ten years	162,991	222,161
Mortgage-backed	23,920	27,622

Total	$331,414	$428,239

Monarch Life’s investments included bonds with a carrying value of $10.4 million and $2.5 million at December 31, 2020 and 2019, respectively that are rated below investment grade by the NAIC (classes 3-6). These holdings amounted to 3.1% of Monarch Life’s total bonds and 2.7% of Monarch Life’s total cash and invested assets at December 31, 2020 compared to 0.7% of Monarch Life’s total bonds and 0.6% of Monarch Life’s total cash and invested assets at December 31, 2019. The aggregate fair value of these securities was $11.4 million and $2.8 million at December 31, 2020 and 2019, respectively.

Monarch Life carries the AVR at $2.0 million at December 31, 2020 and $1.8 million at December 31, 2019.

Monarch Life had no investments in bonds that were in default as to interest payments at either December 31, 2020 or 2019.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS-continued

Monarch Life excludes investment income that is due and accrued when it becomes probable that it will be unable to collect the amounts according to the contractual terms of the investment. Monarch Life excluded no due and accrued investment income in 2020 and 2019.

Certain investments with a carrying value of $6.1 million at December 31, 2020 and $6.3 million at December 31, 2019, are held as statutory deposits by various state insurance departments.

Loaned Securities

Monarch Life had no securities on loan at either December 31, 2020 or 2019.

Common and Preferred Stocks

Monarch Life had no unaffiliated common stocks or unaffiliated preferred stocks at either December 31, 2020 or 2019.

The common stock of Monarch Life’s wholly-owned subsidiaries had an $11 thousand cost and a $74 thousand book and fair value at both December 31, 2020 and 2019. All of Monarch Life’s investment in its wholly-owned subsidiaries was non-admitted at December 31, 2020 and December 31, 2019, which resulted in a carrying value of zero.

Monarch Life owns 100 shares of preferred stock of its parent, Regal Re, which had a $1.5 million cost and a zero book and carrying value at both December 31, 2020 and 2019. No payments have been made to date and although dividends are cumulative, no dividends have been accrued by Monarch Life or Regal Re.

Non-Income Producing Investments

The carrying values of investments which were classified as non-income producing (i.e., produced no income for the preceding 12 months) at December 31, are as follows:

	2020	2019
	(in thousands)
Life Insurance Inv. Initiative, LLC	$279	$0

Total	$279	$0

Restricted Assets (including pledged)

				Total		Restricted
	Total	Total	Total	from		to Total
	General	Separate	Curr. Yr.	Prior	Incr.	Admitted
	Account	Account	Restricted	Year	(Decr.)	Assets
			(in thousands)
Restricted asset category
State deposits	$6,129	$0	$6,129	$6,283	$(154)	1.0%
Other restricted	21,003	0	21,003	21,979	(976)	3.4%

Total	$27,132	$0	$27,132	$28,262	$(1,130)	4.4%

Detail of assets pledged as collateral not captured in other categories – None.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS-continued

Net Investment Income

The principal components of net investment income for the years ended December 31, are set forth below:

	2020	2019
	(in thousands)
Interest on bonds	$19,963	$20,874
Interest on policy loans	2,687	2,756
Interest on short-term investments	17	90
Interest on mortgage loans	-	-
Miscellaneous investment income	2	15
Amortization of IMR	1,134	1,229

	23,803	24,964
Less investment expenses	715	694

Net investment income	$23,088	$24,270

Capital Gains and Losses

The principal components of net realized and changes in unrealized capital gains and losses on investments for the years ended December 31, are set forth below:

	Realized		Unrealized
	2020	2019	2020	2019
	(in thousands)
Bonds	$(13)	$1,450	$-	$-
Preferred stocks	-	-	-	-
Common stocks	-	-	-	-
Mortgage loans	-	-	-	-
Other invested assets	-	(1)	-	-
Other	-	-	-	-

	(13)	1,449	-	-
Less:
Federal income tax	-	-	-	-
IMR transfers, net	(13)	1,937	-	-

Net capital gains	$-	$(488)	$-	$-

Proceeds from bonds sold, redeemed, or otherwise disposed of were $15.1 million and $29.7 million during 2020 and 2019, respectively. Gross gains on bonds of $0.1 million and $2.1 million were realized during 2020 and 2019, respectively. Gross losses on bonds of $0.2 million and $0.6 million were realized on sales during 2020 and 2019, respectively. Proceeds solely from bond sales totaled $4.6 million and $10.9 million for 2020 and 2019, respectively.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS-continued

Mortgage Loans

Monarch Life has not issued new mortgage loans since 1990, and has not restructured a mortgage loan since 1993.

The carrying value approximates the estimated fair value of mortgage loans, which was $0 at December 31, 2020 and $2 thousand at December 31, 2019. The fair value of mortgage loans was estimated as the lower of the outstanding loan balance or the value of the real estate serving as collateral to the mortgage loans. Monarch Life’s last remaining mortgage loan was paid off in 2020.

Policy Loans

The carrying value and estimated fair value of policy loans were $51.9 million and $52.0 million, respectively, at December 31, 2020, and $53.9 million and $53.7 million, respectively, at December 31, 2019. The fair value of policy loans was estimated as the present value of future cash flows using reasonable assumptions for mortality and repayments, discounted at 5.75% at both December 31, 2020 and 2019.

Subprime Mortgage Market Exposure

Monarch Life has no direct exposure to the subprime mortgage market through investments in subprime mortgage loans. It does not have any underwriting exposure to subprime mortgage risk through mortgage guaranty coverage, directors and officers liability coverage, or errors and omission liability coverage.

Monarch Life uses commonly recognized characteristics when defining a subprime mortgage loan. These characteristics include, but are not limited to: borrowers with low credit ratings (FICO scores), interest only or negative amortizing loans, high initial loan to value ratios, borrowers with limited documentation of their income and/or assets, and loans with low initial payments that expire after a short initial period and adjust to a variable index rate, plus a margin.

Monarch Life defines direct exposure to the subprime mortgage market as investments directly in subprime mortgage loans or direct investments in securities with underlying subprime mortgage loan exposure such as residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), special investment vehicles (SIV), credit default swaps (CDS), or other similar investment vehicles.

Monarch Life does have indirect exposure to the subprime mortgage market through bonds it owns of various financial companies with subprime mortgage loan exposure. Monarch Life’s review of its indirect exposure to subprime mortgage loans is encompassed within its review of other-than-temporary impairments. There were no other-than-temporary impairment losses recognized during 2020 and 2019.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 4-INVESTMENTS-continued

Fair Value Measurement

Fair value for financial instruments measured and reported at fair value at December 31:

		2020
		(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$219,157	$-	$-	$219,157

Total assets at fair value	$219,157	$-	$-	$219,157

		2019
		(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$196,878	$-	$-	$196,878

Total assets at fair value	$196,878	$-	$-	$196,878

Monarch Life has no derivative assets and liabilities.

Fair value for all financial instruments at December 31:

			(in thousands)
	Aggregate	Admitted	Fair Value			Not Practicable
2020	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Bonds	$428,329	$331,414	$44,211	$384,028	$-	$-
Mortgage loans*	-	-	-	-	-	-
Policy loans	52,004	51,866	-	52,004	-	-
Cash and short-term
investments	5,489	5,489	5,489	-	-	-
Separate account assets	219,157	219,157	219,157	-	-	-

2019
Bonds	$418,913	$344,961	$40,126	$378,787	$-	$-
Mortgage loans*	2	2	-	-	-	2
Policy loans	53,732	53,877	-	53,732	-	-
Cash and short-term
investments	5,266	5,266	5,266	-	-	-
Separate account assets	196,878	196,878	196,878	-	-	-

*Given the lack of materiality to Monarch Life, it was not practicable to incur the cost of independent appraisals in order to determine fair value.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS

Monarch Life currently has four separate accounts (the Accounts), three for variable life insurance policies and one for variable annuity contracts. The Accounts are nonguaranteed, separate and variable accounts. Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from the other assets and liabilities of Monarch Life. The Accounts cannot be charged with liabilities arising out of any other business of Monarch Life and are held for the exclusive benefit of the policyowners and contract owners participating in the Accounts. The assets of the Accounts are carried at fair value. The reserves and benefits under the policies and contracts funded by the Accounts are determined by the performance and/or fair value of the investments held in the Accounts. Monarch Life’s separate account reserves are subject to discretionary withdrawal with no surrender charge. Monarch Life has no reserves for asset default risk in lieu of AVR.

Monarch Life’s variable annuity contracts contain a minimum guaranteed death benefit (MGDB). Monarch Life had no MGDB exposure at both December 31, 2020 and 2019. That is, for Monarch Life’s entire block of variable annuities, the amount of guaranteed death benefits did not exceed the contracts’ current values. The National Association of Insurance Commissioners Actuarial Guideline 43 (AG43) codifies the basic interpretation of the Commissioner’s Annuity Reserve Valuation Method (CARVM) for variable annuities. In accordance with AG43, a reserve of less than $0.1 million is being held for MGDB exposure at both December 31, 2020 and 2019.

Information regarding the separate accounts of Monarch Life at December 31, was as follows:

		Nonguaranteed
		Separate Accounts
		2020	2019
		(in thousands)
1.	Premiums, considerations or deposits	$644	$707

2.	Reserves
	For accounts with assets at fair value	$216,783	$193,803

	Total reserves	$216,783	$193,803

3.	Reserves by withdrawal characteristics
	Subject to discretionary withdrawal At fair value	$216,783	$193,803
	Not subject to discretionary withdrawal	-	-

	Total	$216,783	$193,803

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS-continued

Reconciliation of Net Transfers To (From) Separate Accounts as of December 31, was:

	2020	2019
	(in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to Separate Accounts	$644	$707
Transfers from Separate Accounts	(16,805)	(20,724)

Net transfers to or (from) Separate Accounts	(16,161)	(20,017)
Reconciling adjustments	-	-

Net transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(16,161)	$(20,017)

NOTE 6-FEDERAL INCOME TAXES

The components of the net deferred tax asset at December 31, are as follows:

	2020			2019			Change
				(in thousands)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$30,191	$224	$30,415	$30,034	$9	$30,043	$157	$215	$372
Less statutory valuation allowance adjustment	26,858	224	27,082	26,334	9	26,343	524	215	739

Adjusted gross deferred tax assets	3,333	-	3,333	3,700	-	3,700	(367)	-	(367)
Deferred tax asset nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	3,333	-	3,333	3,700	-	3,700	(367)	-	(367)
Less deferred tax liabilities	3,333	-	3,333	3,700	-	3,700	(367)	-	(367)

Net admitted deferred tax assets	$-	$-	$-	$-	$-	$-	$-	$-	$-

Prior years and future years expected taxable losses represent sufficient negative evidence under SSAP 101 and accordingly, a full valuation allowance was recorded against the deferred tax assets, and no admission calculation was required.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 6-FEDERAL INCOME TAXES-continued

In assessing the admissibility of deferred tax assets, SSAP 101 requires companies required to file a Risk-Based Capital Report with the domiciliary state to use the Realization Threshold Limitation Table - RBC Reporting Entities as a component of the admission calculation.

	December 31,
	2020	2019
	(dollars in thousands)
Ratio percentage used to determine recovery Period and threshold limitation amount	37%	50%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$5,416	$5,632

There was no impact from Tax-Planning Strategies on deferred taxes.

Under the law in effect from 1959 through 1983, a life insurance company was subject to a three-phase taxable income computation under federal tax law. Federal income tax on certain portions of operating income was deferred and generally taxed only when distributed to stockholders. The deferred amounts were accumulated in a “policyholders surplus account” (PSA). The enactment of the 2017 tax reform reconciliation act, also known as the Tax Cuts and Jobs Act (the 2017 Tax Act) repeals the deferral rules and a tax of 21% is now imposed on the balance of the account as of December 31, 2017. A life insurance company is required to pay tax on the balance of the account ratably over the first eight years beginning with Tax Year 2018. At January 1, 2018, Monarch Life had a balance of $27.9 million in the PSA account with a tax liability of $5.9 million. Monarch Life’s annual portion of the PSA tax due ($0.7 million) in both 2020 and 2019 was offset by Monarch Life’s recoverable AMT credits. Monarch Life’s future years’ liability, at December 31, 2020 and 2019, was $3.7 million and $4.4 million, respectively. Net Operating Loss cannot be used to offset this PSA tax.

Monarch Life is in discussions with the IRS and will potentially reach an agreement determining that it will not be liable for the PSA tax as described above.

The 2017 Tax Act contained changes to life insurance company tax reserves. As a result Monarch Life established an additional deferred tax reserve of $16.9 million. The tax on this reserve amount is brought into taxable income over 8 years beginning 2018. Net Operating Loss carryforwards and any recoverable AMT credits can be used to offset this additional liability. As a result, Monarch Life currently does not anticipate any additional tax liability being incurred.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 6-FEDERAL INCOME TAXES - continued

Current and deferred income taxes consist of the following major components at December 31:

	2020	2019	Change
		(in thousands)
Current income tax:
Federal	$-	$-	$-
Foreign	-	-	-

Subtotal	-	-	-
Federal income tax on net capital gains	-	-	-
Utilization of capital loss carry-forwards	-	-	-

Federal and foreign income taxes incurred	$-	$-	$-

Deferred tax assets:
Ordinary
Unearned premium reserves	$10	$10	$-
Policyholder reserves	21,543	21,720	(177)
Investments	1,625	1,675	(50)
Fixed assets	-	-	-
Compensation and benefits accrual	-	-	-
Pension accrual	105	135	(30)
Net operating loss carry-forward	6,509	6,030	479
Tax credit carry-forward	-	-	-
Other (including items <5% of total ordinary tax assets)	399	464	(65)

Subtotal	30,191	30,034	157
Less statutory valuation allowance adjustment	26,858	26,334	524
Less nonadmitted	-	-	-

Admitted ordinary deferred tax asset	3,333	3,700	(367)

Capital
Investments	9	9	-
Net capital loss carry-forward	215	-	215
Real estate	-	-	-
Other (including items <5% of total capital tax assets)	-	-	-

Subtotal	224	9	215
Less statutory valuation allowance adjustment	224	9	215
Less nonadmitted	-	-	-

Admitted capital deferred tax asset	-	-	-

Admitted deferred tax assets	3,333	3,700	(367)

Deferred tax liabilities:
Ordinary
Investments	1,090	1,015	75
Deferred and uncollected premiums	30	30	-
Policyholder reserves	2,213	2,655	(442)

Subtotal	3,333	3,700	(367)
Capital	-	-	-

Deferred tax liabilities	3,333	3,700	(367)

Net deferred tax assets/liabilities	$-	$-	$-

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 6-FEDERAL INCOME TAXES - continued

The provision for federal income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before taxes. The most significant tax adjustments causing this difference are as follows:

At December 31, 2020
(in thousands)
Provision computed at statutory rate -
Pre-tax loss from operations	$(559)
Pre-tax capital loss (before IMR)	(3)

Total provision computed at statutory rate	(562)

IMR	(238)
Change to VA	739
Othe	61

Total	$-

Current federal income tax incurred	$-
Prior year accrual adjustment	-

Total statutory income taxes	$-

Monarch Life has net operating loss carryforwards at December 31, 2020 of $31.0 million which expire as follows: 2021 - $5.6 million; 2022 - $4.3 million; 2023 - $2.8 million; 2024 - $8.2 million; 2025 - $0.8 million; 2026 - $0.5 million; 2030 - $2.6 million; 2032 - $3.9 million and 2035 - $2.3 million.

Monarch Life has a Capital Loss carryforward at December 31, 2020 of $1.0 million which expires in tax year 2026.

The corporate AMT was repealed under the 2017 Tax Act, effective for tax years beginning after 2017. For tax years beginning in 2018, 2019, and 2020, the AMT credit carryforward can be utilized to offset regular tax and the PSA tax, with any remaining AMT carryforwards in 2018 and 2019 eligible for a refund of 50% of the outstanding balance, and in 2020, fully refundable. Monarch Life received an AMT credit refund of $2.2 million in 2020 and $2.9 million in 2019. Monarch Life’s federal income tax recoverable was $0.0 million at December 31, 2020 and $2.2 million at December 31, 2019.

Monarch Life has no deposits under Section 6603 of the IRS code (deposits to suspend the interest on potential underpayments).

It is not anticipated that there are any federal or foreign tax loss contingencies which would result in a significant increase in total liability within 12 months of the reporting date.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 7-REINSURANCE

Monarch Life reinsures portions of certain policies underwritten, thereby providing greater diversification of risk and minimizing exposure on larger policies. Reserves for life, annuity, and accident and health policies are reported in the accompanying financial statements net of reinsurance ceded. Monarch Life generally remains liable in the event that the reinsuring companies do not meet their obligations under these reinsurance contracts.

Amounts recoverable from reinsurers on Monarch Life’s statements of admitted assets, liabilities, capital stock and surplus were $5.3 million at December 31, 2020 and $5.7 million at December 31, 2019. These amounts are primarily the result of paid losses recoverable (which are settled in the normal course of business).

In connection with a reinsurance agreement entered into in 1990, Monarch Life received a $75.0 million advance of the estimated future statutory profits on 55% of its disability income insurance business inforce at December 31, 1989. The advance was to be reduced solely from post-1992 statutory profits, if any, on this pre-1990 block of business. As a result of losses in most years on this block of business, the $75.0 million advance has not been reduced.

In 1993, Monarch Life ceded to Central United Life Insurance Company (Central United) all of its direct and assumed individual hospital indemnity business. As of December 31, 2020, there was less than $0.1 million of reserve on policies ceded by Monarch Life under an indemnity reinsurance agreement and not yet assumed by Central United under an assumption reinsurance agreement. Until assumption, Monarch Life remains liable to affected policyholders in the event that Central United does not meet its obligations under the indemnity agreement.

NOTE 8-LITIGATION

Monarch Life is, as part of the nature of the insurance industry, involved in litigation concerning policy benefits and certain other matters. These suits may seek both punitive and compensatory damages. Management is of the opinion that the ultimate resolution of such litigation will not have a material adverse effect on Monarch Life’s financial condition.

NOTE 9-COMMITMENTS AND CONTINGENCIES

Monarch Life currently leases office space under a noncancellable lease expiring October 31, 2022. At December 31, 2020, the future minimum rental commitment is $0.4 million, which includes an annual commitment of $0.2 million for 2021, and $0.2 million for 2022.

Monarch Life is periodically assessed (as are other life insurance companies) by various state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. During 2020, as in prior years, Monarch Life requested and received deferrals of these assessments from certain state guaranty associations. However, Monarch Life continues to record all of these amounts as a liability. The total amount of this liability was $1.8 million at both December 31, 2020 and 2019, and is currently included in these financial statements. The amount of future assessments is not currently estimable.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 10-CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The insurance statutes of the Commonwealth of Massachusetts require Monarch Life to have and maintain minimum capital and surplus levels of $0.5 million and $2.2 million, respectively. At December 31, 2020, Monarch Life’s capital was in compliance with the minimum capital requirement and Monarch Life’s surplus was less than the minimum surplus requirement.

The maximum amount of dividends which could be paid to Monarch Life’s stockholder would normally be restricted to the greater of 10% of surplus at the preceding December 31, or the net income from operations of the prior year. Pursuant to the receivership described in Note 1, any proposed payment of such dividend currently requires the approval of the Receiver.

The NAIC has model solvency related guidelines (risk-based capital rules) to strengthen solvency regulation of insurance companies. Under these risk-based capital rules, if an insurers’ risk-based capital (as determined under the risk-based capital formula) falls below specified risk-based capital levels, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. Based upon computations made by Monarch Life in accordance with the prescribed life and health risk-based capital formulas, Monarch Life’s total adjusted capital is at the Mandatory Action Level as of December 31, 2020.

Unpaid accrued interest on Monarch Life’s surplus notes amounted to $2.8 million at December 31, 2020 and $2.7 million at December 31, 2019. Interest on the surplus notes is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. No payments have been approved to date. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus notes, and accordingly, is not reflected in these financial statements.

NOTE 11-RELATED PARTY TRANSACTIONS

Monarch Life has an agreement dated June 13, 1995, with Baystate Capital Services, Inc. (Baystate Capital), a registered broker-dealer, under which Baystate Capital serves as a broker-dealer for Monarch Life in order for Monarch Life to continue to accept premiums on, and meet contractual obligations under, existing variable life insurance policies and variable annuity contracts previously issued by Monarch Life. Baystate Capital is a wholly-owned subsidiary of Monarch Life.

In accordance with various agreements between Monarch Life and Baystate Capital, all operating expenses of Baystate Capital are borne by Monarch Life.

Monarch Life entered into an Expense Allocation Agreement with Regal Re and other affiliates dated October 1, 1993. The agreement provides a methodology for allocating and reimbursing both direct and overhead expenses. Amounts allocated by Monarch Life were $0.1 million, both in 2020 and in 2019.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 12-PENSION AND OTHER POSTRETIREMENT BENEFITS

Monarch Life sponsors a defined contribution plan for its eligible employees which complies with requirements established by the Employee Retirement Income Security Act (ERISA) and is qualified under Section 401(k) of the Internal Revenue Code. Participation in the plan is voluntary and certain amounts of employees’ contributions (subject to limitations) were matched by Monarch Life until April of 2009, at which point the matching was suspended.

Monarch Life contracts with an outside vendor to provide life insurance benefits to certain retirees. The net amount incurred is based on premiums paid by Monarch Life, as well as an amount recorded for the change in the liability for the expected future cost of providing these postretirement benefits. The net amount incurred to operations was ($83,950) for 2020 and $(8,493) for 2019. As discussed in Note 2, Monarch Life has recorded the entire liability for the expected future cost, the amount of which was $0.5 million at December 31, 2020 and $0.6 million at December 31, 2019.

NOTE 13-TRUSTS AND ESCROWS

Springfield Life Insurance Company, Incorporated (Springfield Life), was merged into Monarch Life on May 1, 1995. The merger agreement obligates Monarch Life to maintain previously existing trusts to secure Monarch Life’s obligations under the former Springfield Life policies. The Vermont Commissioner of Insurance is the beneficiary of those trusts, the aggregate fair value of which was $13.5 million at December 31, 2020 and $13.2 million at December 31, 2019.

Effective June 1, 1995, Monarch Life established an escrow account to secure certain amounts held in Monarch Life’s general account associated with variable life insurance policies previously issued by Monarch Life. The amounts are for reserves attributable to death benefits and certain other general account obligations on these policies. The fair value of the amount in escrow was $7.4 million at December 31, 2020 and $7.1 million at December 31, 2019.

Monarch Life has a collateralization agreement with Bank of America N.A., to provide the bank security in connection with services it provides to Monarch Life. The fair value of the amount in the collateral account was $4.7 million at December 31, 2020 and $4.8 million at December 31, 2019.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2020 and 2019

NOTE 14-RECONCILIATION TO ANNUAL STATEMENT

The accompanying statutory basis financial statements do not agree to Monarch Life’s 2020 Annual Statement. The differences in the Statutory Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus, and the Statutory Basis Statements of Operations, Capital and Surplus are due to the adjustments for recoverable from reinsurers, guarantee fund assessments, and change in prior years’ liability for deferred guarantee fund assessments. The following table summarizes the differences:

	($ in thousands)
	As reported in the 2020 Annual Statement	Difference	As reported on accompanying statutory basis financial statements

Statutory basis statement of admitted assets, liabilities, and capital stock and surplus:
Recoverable from reinsurers	$5,942	$(656)	$5,286
Total admitted assets	620,255	(656)	619,599
Other liabilities	339	1,814	2,153
Total liabilities	616,886	1,814	618,700

Unassigned surplus	(39,027)	(2,470)	(41,496)
Total capital stock and surplus	3,368	(2,470)	899
Total liabilities, capital stock and surplus	620,255	(656)	619,599

Statutory basis statement of operations, capital and surplus:
Operating expenses:
Other	$(34)	$10	$(24)
Total operating expenses	6,023	10	6,033

Operating loss before federal income taxes	(2,652)	(10)	(2,662)
Operating loss	(2,652)	(10)	(2,662)
Net loss	(2,652)	(10)	(2,662)

Change in nonadmitted assets	0	(656)	(656)
Change in prior years’ liability for deferred guaranty fund assessments	1,804	(1,804)	-
Net decrease in capital and surplus	(437)	(2,470)	(2,906)
Capital and surplus, end of year	3,368	(2,470)	899

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 1 - Selected Financial Data

(amounts in 000’s)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves:

Investment Income Earned:
Government Bonds	$571

Other bonds (unaffiliated)	19,392

Bonds of affiliates	-

Preferred stocks (unaffiliated)	-

Preferred stocks of affiliates	-

Common stocks (unaffiliated)	-

Common stocks of affiliates	-

Mortgage loans	-

Real estate	-

Premium notes, policy loans and liens	2,687

Collateral loans	-

Cash on hand and on deposit	-

Short-term investments	17

Other Invested Assets	-

Derivative Instruments	-

Aggregate write-ins for investment income	2

Gross investment income	$22,669

Real Estate Owned - Book Value less Encumbrances	$-

Mortgage Loans - Book Value:
Farm mortgages	$-

Residential mortgages	-

Commercial mortgages	-

Total mortgage loans	$-

Mortgage Loans by Standing - Book Value:
Good standing	$-

Good standing with restructured terms	$-

Interest overdue more than three months, not in foreclosure	$-

Foreclosure in process	$-

Other Long Term Assets - Statement Value	$280

Collateral Loans	$-

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value
Bonds	$-

Preferred Stocks	$-

Common Stocks	$-

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value
Due within one year or less	$15,163

Over 1 year through 5 years	57,553

Over 5 years through 10 years	91,691

Over 10 years through 20 years	124,106

Over 20 years	42,901

Total by Maturity	$331,414

Bonds by Class - Statement Value
Class 1	$224,157

Class 2	96,876

Class 3	10,381

Class 4	-

Class 5	-

Class 6	-

Total by Class	$331,414

Total Bonds Publicly Traded	$312,816

Total Bonds Privately Placed	$18,598

Preferred Stocks - Statement Value	$-

Common Stocks - Fair Value	$-

Short-Term Investments - Statement Value	$-

Financial Options Owned - Statement Value	$-

Financial Options Written and Inforce - Statement Value	$-

Financial Futures Contracts Open - Current Price	$-

Cash on Deposit	$5,489

Life Insurance Inforce:
Industrial	$-

Ordinary	$352,510

Credit Life	$-

Group Life	$169

Amount of Accidental Death Insurance Inforce Under Ordinary Policies	$1,333

Life Insurance Policies with Disability Provisions Inforce:
Industrial	$-

Ordinary	$1,405

Credit Life	$-

Group Life	$-

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Supplementary Contracts Inforce:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$-

Income Payable	$63

Ordinary - Involving Life Contingencies
Income Payable	$176

Group - Not Involving Life Contingencies
Amount of Deposit	$-

Income Payable	$-

Group - Involving Life Contingencies
Income Payable	$-

Annuities:
Ordinary
Immediate - Amount of Income Payable	$12,202

Deferred - Fully Paid - Account Balance	$1,687

Deferred - Not Fully Paid - Account Balance	$379

Group
Amount of Income Payable	$590

Fully Paid Account Balance	$-

Not Fully Paid - Account Balance	$-

Accident and Health Insurance - Premiums Inforce
Ordinary	$7,424

Group	$-

Credit	$-

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11

Dividend Accumulations - Account Balance	$224

Claim Payments 2019:
Group Accident and Health Year - Ended December 31, 2019
2020	$-

2019	$-

2018	$-

Prior	$-

Other Accident and Health
2020	$295

2019	$742

2018	$596

Prior	$18,863

Other Coverages that use developmental methods to calculate claims reserves
2020	$-

2019	$-

2018	$-

Prior	$-

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 2 - Investment Risk Interrogatories

(amounts in 000’s)

Monarch Life Insurance Company’s (Monarch Life) total admitted assets (excluding separate accounts) as reported on page two of its Annual Statement: $401,098.

1.

State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (I) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (II) property occupied by the company and (III) policy loans.

	Amount	Percentage of Total Admitted Assets
Bonds - Raytheon Technologies	$ 4,174	1.0%
Bonds - Grand Metro	3,252	0.8%
Bonds - First Union Corp.	3,210	0.8%
Bonds - Bristol-Myers Squibb	3,094	0.8%
Bonds - Credit Suisse	3,082	0.8%
Bonds - Merck	3,077	0.8%
Bonds - Comerica Bank	3,045	0.8%
Bonds - Pharmacia Corp.	3,043	0.8%
Bonds - Consolidated Edison	3,042	0.8%
Bonds - MetLife	3,029	0.8%

2.	State the amounts and percentages of Monarch Life’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds
NAIC-1	$ 224,157	55.9%
NAIC-2	96,876	24.2%
NAIC-3	10,831	2.7%
NAIC-4	0	0.0%
NAIC-5	0	0.0%
NAIC-6	0	0.0%
Preferred Stocks	0	0.0%

3.

State the amounts and percentages of Monarch Life’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 - Derivative Instruments), including (I) foreign-currency-denominated investments of $0 supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (II) Canadian investments and currency exposure of $0.

a.	Aggregate foreign investment exposure (excluding Canada) categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1	$ 11,333	2.8%
Countries rated NAIC-2	0	0.0%
Countries rated NAIC-3 or below	0	0.0%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

b.	The two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country: Germany	$4,330	1.1%
Country: Norway	2,098	0.5%
Countries rated NAIC-2:	NONE	0.0%
Countries rated NAIC-3 or below: -	NONE	0.0%

c. Aggregate unhedged foreign currency exposure -	NONE	0.0%
d. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating -	NONE	0.0%
e. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating -	NONE	0.0%
f. List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

NAIC rating 2 - Deutsche Telekom	$2,316	0.6%
NAIC rating 1 - Norsk Hydro	2,098	0.5%
NAIC rating 1 - Siemens	2,014	0.5%
NAIC rating 2 - Vodafone	1,985	0.5%
NAIC rating 2 - France Telecom	1,920	0.5%
NAIC rating 2 - AP Moeller Maersk	1,000	0.2%
NAIC rating	-	0.0%

4.

State the amounts and percentages of Monarch Life’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency-denominated investments of $0 supporting Canadian-denominated insurance liabilities of $0.

a. Canadian investments	$19,813	4.9%
b. Unhedged Canadian currency exposure	0	0.0%

5.

State the aggregate amounts and percentages of Monarch Life’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days). NONE

6.

State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1). Total less than 2.5%.

7.

State the amounts and percentages of the entity’s total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under (I) Securities Exchange Commission (SEC) Rule 144a or (II) SEC Rule 144 without volume restrictions. Total less than 2.5%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

8.	State the amounts and percentages of Monarch Life’s total admitted assets held in general partnership interests (included in other equity securities). NONE

9.	With respect to mortgage loans reported in Schedule B in Monarch Life’s Annual Statement, state the amounts and percentages of Monarch Life’s total admitted assets held. Total less than 2.5%.

10.

State the amounts and percentages of Monarch Life’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A of Monarch Life’s Annual Statement, excluding property occupied by the company. NONE

11.	State the amounts and percentages of Monarch Life’s total admitted assets subject to the following types of agreements. NONE

12.	State the amounts and percentages for warrants not attached to other financial instruments, options, caps and floors. NONE

13.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards. NONE

14.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts. NONE

15.

State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in Monarch Life’s Annual Statement. NONE

16.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine mortgage loans. NONE

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 3 - Summary Investment Schedule

(amounts in 000’s)

			Admitted Assets as
			Reported in
	Gross Investment Holdings		the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Long term bonds:
U.S. governments	$15,369	4.0%	$15,369	4.0%
All other governments	8,902	2.3	8,902	2.3
U.S. states, territories and possessions, guaranteed	1,996	0.5	1,996	0.5
U.S. special revenue and special assessment obligations, non-guaranteed	45,789	11.8	45,789	11.8
Industrial and miscellaneous	259,358	66.7	259,358	66.7

Total long term bonds	331,414	85.2	331,414	85.2

Common stocks:
Parent, subsidiaries and affiliates	74	0.0	-	0.0

Mortgage loans:
Residential mortgages	-	0.0	-	0.0
Cash and cash equivalents:

Cash	2,602	0.7	2,602	0.7
Cash equivalents	2,887	0.7	2,887	0.7

Total cash, cash equivalents	5,489	1.4	5,489	1.4

Contract loans	51,866	13.3	51,866	13.3

Other invest assets	280	0.1	280	0.1

Total invested assets	$389,123	100.0%	$389,049	100.0%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures

For The Year Ended December 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes   ☐ No X

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐  No N/A X

2.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No X

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A X

3.

Does Monarch Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2020

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures-continued

For The Year Ended December 31, 2020

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No X

4.

Has Monarch Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period[1]	Yes ☐ No X		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No X		Yes ☐ No ☐ N/A X

5.

Has Monarch Life Insurance Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A X

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A X

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

[1]

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2020

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Monarch Life Insurance Company and the Policyowners of Variable Account A of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the divisions of Variable Account A of Monarch Life Insurance Company indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Variable Account A of Monarch Life Insurance Company as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Government Money Market Division (1)	U.S. Government Bond Division (1)	Advantage Large Cap Core Division (1)
Capital Appreciation Division (1)	Balanced Capital Division (1)	High Yield Division (1)
Global Allocation Division (1)	2019 Division (2)

(1)   Statement of operations and changes in net assets for the years ended December 31, 2020 and 2019

(2)   Statement of operations and changes in net assets for the period January 1, 2019 to February 15, 2019 (date of maturity)

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the Variable Account A of Monarch Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the Variable Account A of Monarch Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodian of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Hartford, Connecticut

April 26, 2021

We have served as the auditor of one or more of the divisions of Variable Account A of Monarch Life Insurance Company since 1991.

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2020

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$9,433,396	9,433,398	$1.00	$9,433,397	$--	$(161,284)	$9,272,113
U.S. Government Bond Portfolio	3,391,200	304,882	11.51	3,509,198	4,054	(36,964)	3,476,288
Advantage Large Cap Core Portfolio	22,126,620	906,742	26.14	23,702,242	--	(321,906)	23,380,336
Capital Appreciation Portfolio	16,067,510	434,375	56.30	24,455,319	--	(349,228)	24,106,091
Balanced Capital Portfolio	38,169,857	2,409,700	16.79	40,458,860	--	(523,021)	39,935,839
High Yield Portfolio	3,260,663	616,885	5.54	3,417,545	15,656	(55,139)	3,378,062
Global Allocation Portfolio	6,133,767	401,811	17.96	7,216,520	--	(244,305)	6,972,215

The accompanying notes are an integral part of these financial statements.

2

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Government Money Market Division	U.S. Government Bond Division	Advantage Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
Investment Income:
Dividends	$27,121	$67,580	$283,954	$6,350	$633,047	$165,276	$97,666
Expenses:
Risk Charges and Administrative Expenses	(56,762)	(18,398)	(119,831)	(116,830)	(214,685)	(17,781)	(41,125)

Net Investment Income Gain (Losses)	(29,641)	49,182	164,123	(110,480)	418,362	147,495	56,541

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	2,185	(58,606)	1,473,897	699,132	76,745	292,751
Net Unrealized Gains	--	141,556	1,992,837	4,131,375	1,404,226	64,661	488,019
Capital Gain Distributions	--	--	1,792,760	1,795,440	2,815,310	--	431,915

Net Gains	--	143,741	3,726,991	7,400,712	4,918,668	141,406	1,212,685

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,641)	192,923	3,891,114	7,290,232	5,337,030	288,901	1,269,226

Transfers of Net Premiums	147,726	35,553	114,245	83,615	224,325	9,083	29,479
Transfers of Policy Loading, Net	(226)	142	(53)	88	98	--	(11)
Transfers Due to Deaths	(152,763)	(26,046)	(1,025,381)	(1,330,320)	(1,423,549)	(108,602)	(1,680,543)
Transfers Due to Other Terminations	(421,438)	(73,950)	(499,038)	(1,094,572)	(1,177,171)	(5,397)	(364,512)
Transfers Due to Policy Loans	294,972	11,615	(9,100)	39,842	197,864	(21,036)	(26,548)
Transfers of Cost of Insurance	(332,245)	(85,146)	(513,442)	(489,919)	(897,631)	(95,887)	(141,185)
Transfers of Net Loan Cost	(53,113)	(4,951)	(35,090)	(37,001)	(51,527)	(7,109)	(10,669)
Transfers Among Investment Divisions	919,471	232,162	(232,245)	21,003	(907,233)	(25,001)	(8,157)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	402,384	89,379	(2,200,104)	(2,807,264)	(4,034,824)	(253,949)	(2,202,146)

Total Increase (Decrease) in Net Assets	372,743	282,302	1,691,010	4,482,968	1,302,206	34,952	(932,920)
Net Assets - Beginning of Year	8,899,370	3,193,986	21,689,326	19,623,123	38,633,633	3,343,110	7,905,135

Net Assets - End of Year	$9,272,113	$3,476,288	$23,380,336	$24,106,091	$39,935,839	$3,378,062	$6,972,215

The accompanying notes are an integral part of these financial statements.

3

VARIABLE ACCOUNT A

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Government Money Market Division	U.S. Government Bond Division	Advantage Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division	2019 Division
Investment Income:
Dividends	$180,079	$84,087	$302,784	$19,351	$749,266	$179,984	$117,782	$--
Expenses:
Risk Charges and Administrative Expenses	(57,155)	(17,560)	(122,417)	(108,157)	(215,782)	(18,506)	(49,030)	(145)

Net Investment Income (Loss)	122,924	66,527	180,367	(88,806)	533,484	161,478	68,752	(145)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(11,836)	58,333	1,789,341	600,853	(8,268)	82,590	73,664
Net Unrealized Gains (Losses)	--	141,111	3,986,739	1,488,601	4,128,956	221,962	866,533	(73,274)
Capital Gain Distributions	--	--	1,102,133	2,170,822	1,983,268	--	232,959	--

Net Gains	--	129,275	5,147,205	5,448,764	6,713,077	213,694	1,182,082	390

Net Increase in Net Assets Resulting from Operations	122,924	195,802	5,327,572	5,359,958	7,246,561	375,172	1,250,834	245

Transfers of Net Premiums	153,682	36,697	124,015	84,385	235,620	10,065	57,245	--
Transfers of Policy Loading, Net	123	(39)	(21)	(29)	(36)	--	7	--
Transfers Due to Deaths	(671,813)	(60,512)	(1,255,297)	(1,784,144)	(3,191,929)	(58,583)	(70,479)	--
Transfers Due to Other Terminations	(401,963)	(48,903)	(1,072,758)	(981,363)	(1,031,347)	(35,264)	(147,454)	(2)
Transfers Due to Policy Loans	75,696	(11,578)	(195,281)	(11,981)	(398,245)	226,088	(21,405)	--
Transfers of Cost of Insurance	(308,737)	(84,332)	(514,016)	(508,692)	(884,409)	(127,937)	(169,913)	1,095
Transfers of Net Loan Cost	(16,129)	(5,881)	(36,114)	(32,352)	(61,202)	(40,775)	(14,079)	45
Transfers Among Investment Divisions	(2,049,997)	181,533	(73,086)	(279,782)	1,245,068	1,362,502	(202,730)	(183,508)

Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	(3,219,138)	6,985	(3,022,558)	(3,513,958)	(4,086,480)	1,336,096	(568,808)	(182,370)

Total Increase (Decrease) in Net Assets	(3,096,214)	202,787	2,305,014	1,846,000	3,160,081	1,711,268	682,026	(182,125)
Net Assets - Beginning of Year	11,995,584	2,991,199	19,384,312	17,777,123	35,473,551	1,631,841	7,223,109	182,125

Net Assets - End of Year	$8,899,370	$3,193,986	$21,689,326	$19,623,123	$38,633,633	$3,343,110	$7,905,135	$--

The accompanying notes are an integral part of these financial statements.

4

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account A of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Five investment divisions of the Account are invested solely in the shares of five corresponding portfolios of the BlackRock Series Fund, Inc., and the remaining two investment divisions are invested solely in the shares of two corresponding separate portfolios of the BlackRock Series Fund II, Inc. (Series Funds), both are diversified open-end management investment companies registered under the 1940 Act. The Series Funds’ investment advisor is BlackRock Advisors, LLC.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowner’s participating in the Account.

5

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Series Funds are valued at fair value, which is the reported net asset value per share of the respective portfolios of the Series Fund each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Series Funds are reinvested in additional shares of the Series Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2020, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Series Funds by the Account for the year ended December 31, 2020, are shown below:

	Purchases	Sales
Government Money Market Portfolio	$9,759,461	$9,385,984
U.S. Government Bond Portfolio	337,534	198,904
Advantage Large Cap Core Portfolio	2,367,444	2,551,193
Capital Appreciation Portfolio	1,893,158	2,941,050
Balanced Capital Portfolio	3,730,274	4,512,870
High Yield Portfolio	3,501,208	3,609,303
Global Allocation Portfolio	608,385	2,160,847

6

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .90% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2020			2019
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Increase (Decrease)
Government Money Market Division	239,279	(229,317)	9,962	164,264	(246,059)	(81,795)
U.S. Government Bond Division	2,566	(1,735)	831	2,560	(3,285)	(725)
Advantage Large Cap Core Division	854	(6,510)	(5,656)	764	(10,131)	(9,367)
Capital Appreciation Division	277	(7,565)	(7,288)	843	(13,086)	(12,243)
Balanced Capital Division	2,147	(30,853)	(28,706)	5,003	(40,478)	(35,475)
High Yield Division	35,803	(37,875)	(2,072)	18,393	(2,791)	15,602
Global Allocation Division	837	(22,160)	(21,323)	998	(10,494)	(9,496)
2019 Division				- -	(7,187)	(7,187)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

7

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2020, 2019, 2018, 2017, and 2016 consists of the following:

	At December 31,					For the year ended December 31,
2020	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Government Money Market Division	228,967	$36.07	to	$42.38	$9,433,393	0.27%	.50%	to	.90%	(0.63%)	to	(0.23%)
U.S. Government Bond Division	32,516	93.72	to	110.11	3,513,248	1.99%	.50%	to	.90%	5.69%	to	6.11%
Advantage Large Cap Core Division	53,390	388.24	to	456.13	23,702,243	1.34%	.50%	to	.90%	18.92%	to	19.40%
Capital Appreciation Division	53,879	393.97	to	462.87	24,455,313	0.03%	.50%	to	.90%	38.91%	to	39.47%
Balanced Capital Division	253,533	141.80	to	163.71	40,458,856	1.67%	.50%	to	.90%	14.72%	to	15.17%
High Yield Division	33,486	92.18	to	106.00	3,433,200	5.50%	.50%	to	.90%	6.87%	to	7.29%
Global Allocation Division	63,155	103.79	to	118.78	7,216,518	1.45%	.50%	to	.90%	19.79%	to	20.27%

2019
Government Money Market Division	219,005	$36.30	to	$42.48	$9,059,910	1.78%	.50%	to	.90%	0.87%	to	1.27%
U.S. Government Bond Division	31,685	88.68	to	103.77	3,233,385	2.59%	.50%	to	.90%	5.83%	to	6.25%
Advantage Large Cap Core Division	59,046	326.46	to	382.03	21,951,759	1.40%	.50%	to	.90%	27.94%	to	28.45%
Capital Appreciation Division	61,167	283.61	to	331.89	19,897,927	0.10%	.50%	to	.90%	31.60%	to	32.12%
Balanced Capital Division	282,239	123.61	to	142.14	39,138,095	1.97%	.50%	to	.90%	20.97%	to	21.45%
High Yield Division	35,558	86.26	to	98.79	3,399,408	5.78%	.50%	to	.90%	14.01%	to	14.46%
Global Allocation Division	84,478	86.64	to	98.76	7,988,203	1.51%	.50%	to	.90%	17.07%	to	17.54%

2018
Government Money Market Division	300,800	$35.99	to	$41.95	$12,261,576	1.42%	.50%	to	.90%	0.49%	to	0.90%
U.S. Government Bond Division	32,410	83.79	to	97.67	3,111,464	2.54%	.50%	to	.90%	(0.13%)	to	0.27%
Advantage Large Cap Core Division	68,413	255.17	to	297.42	19,780,025	1.47%	.50%	to	.90%	(5.96%)	to	(5.59%)
Capital Appreciation Division	73,410	215.50	to	251.19	18,094,643	0.30%	.50%	to	.90%	1.47%	to	1.88%
Balanced Capital Division	317,714	102.18	to	117.04	36,262,238	1.80%	.50%	to	.90%	(3.53%)	to	(3.15%)
High Yield Division	19,956	75.66	to	86.31	1,670,455	5.72%	.50%	to	.90%	(3.19%)	to	(2.80%)
Global Allocation Division	93,974	74.00	to	84.02	7,578,157	1.37%	.50%	to	.90%	(8.10%)	to	(7.73%)
2019 Division	7,187	23.56	to	25.50	183,268	- -	.84%	to	1.24%	0.47%	to	0.88%

2017
Government Money Market Division	199,246	$35.81	to	$41.66	$8,045,863	0.45%	.50%	to	.90%	(0.45%)	to	(0.05%)
U.S. Government Bond Division	38,514	83.90	to	97.41	3,690,724	2.26%	.50%	to	.90%	0.81%	to	1.21%
Total Return Division	37,424	107.03	to	124.26	4,578,463	2.78%	.50%	to	.90%	2.96%	to	3.37%
Advantage Large Cap Core Division	76,030	271.35	to	315.02	23,294,543	1.34%	.50%	to	.90%	21.15%	to	21.63%
Capital Appreciation Division	80,293	212.37	to	246.55	19,448,564	0.28%	.50%	to	.90%	32.47%	to	32.99%
Balanced Capital Division	357,158	105.92	to	120.84	42,052,410	1.81%	.50%	to	.90%	13.57%	to	14.02%
High Yield Division	37,620	78.15	to	88.79	3,239,884	5.61%	.50%	to	.90%	6.97%	to	7.39%
Global Allocation Division	121,700	80.53	to	91.07	10,599,176	1.41%	.50%	to	.90%	13.04%	to	13.49%
2019 Division	7,315	23.45	to	25.28	184,906	- -	.84%	to	1.24%	(0.69%)	to	(0.30%)

2016
Government Money Market Division	189,962	$35.97	to	$41.60	$7,675,853	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	43,036	83.23	to	96.24	4,079,788	1.89%	.50%	to	.90%	0.63%	to	1.03%
Total Return Division	40,034	103.96	to	120.21	4,739,538	2.47%	.50%	to	.90%	(2.02%)	to	2.43%
Large Cap Core Division	81,422	223.97	to	258.99	20,537,089	1.40%	.50%	to	.90%	9.70%	to	10.13%
Capital Appreciation Division	87,453	160.32	to	185.39	15,940,559	0.23%	.50%	to	.90%	(0.50%)	to	(0.10%)
Balanced Capital Division	384,770	93.27	to	105.98	39,777,076	1.73%	.50%	to	.90%	7.68%	to	8.11%
High Yield Division	42,778	73.06	to	82.68	3,436,821	5.66%	.50%	to	.90%	13.40%	to	13.85%
Global Allocation Division	135,671	71.24	to	80.24	10,439,354	1.65%	.50%	to	.90%	3.32%	to	3.73%
2019 Division	7,685	23.61	to	25.35	194,830	- -	.84%	to	1.24%	(0.10%)	to	0.29%

8

VARIABLE ACCOUNT A

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Series Fund, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITING AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2020 which require recognition or disclosure in the financial statements.

9

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